UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 30, 2023, consistent with the Company’s May 9, 2023 Form 8-K and press release, Victor L. Richey resigned as a director and as Executive Chairman of the Board. Mr. Richey’s resignation was due to his retirement and was not due to any disagreement with the Company on any matter.

For related matters, see Item 8.01.

Item 8.01	Other Events

Immediately following Mr. Richey’s resignation as a director of the Company, the following previously-approved and previously-reported changes in the composition of the Company’s Board of Directors became effective:

1)	The authorized size of the Board of Directors was reduced from nine to eight members, and the size of Class I was reduced from three to two directors.

2)	The resignation of James M. Stolze as Lead Director became effective, and the position of Lead Director was eliminated; but Mr. Stolze remains on the Board as a director.

3)	Independent director Robert J. Phillippy became Chair of the Board, with the additional $85,000 annual cash retainer for such position prorated for the remainder of calendar 2023 at 50% of the annual amount, or $42,500.

4)	Mr. Phillippy moved from the Audit and Finance Committee to the Human Resources and Compensation Committee, and independent director Janice L. Hess replaced Mr. Phillippy on the Audit and Finance Committee.

5)	Independent director Patrick M. Dewar became Chair of the Audit and Finance Committee, with the additional $12,500 annual cash retainer for such position prorated for the remainder of calendar 2023 at 50% of the annual amount, or $6,250.

6)	The Executive Committee of the Board now consists of Mr. Phillippy, as Chair of the Board, and Bryan H. Sayler, as Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Inline Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2023

ESCO TECHNOLOGIES INC.

By:	/s/David M. Schatz
David M. Schatz
Senior Vice President, Secretary and General Counsel